CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.

*** INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL

TREATMENT HAS BEEN REQUESTED THEREFORE. ALL SUCH OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO RULE 24b-2.

FIBER OPTIC EXCHANGE AGREEMENT AND GRANT OF IRU

THIS AGREEMENT (“Agreement”) is made, entered into, and effective as of the 28th day of June 1999, by and between, NORLIGHT TELECOMMUNICATIONS, INC., a Wisconsin Corporation, (“Norlight”) and US XCHANGE, L.L.C., a Michigan limited liability company (“US Xchange”).

BACKGROUND

A.	Norlight and US Xchange are each utilizing fiber optic networks in and around Illinois, Indiana and Michigan.

B.	US Xchange and Norlight desire to jointly enter into an exchange of an Indefeasible Right of Use of Norlight Fibers in the US Xchange Cable and US Xchange Fibers in the Norlight Cable, upon all the terms and conditions set forth below.

DEFINITIONS

The following terms are used in this Agreement:

A.	“Acceptance Notice” means the notice of acceptance or deemed acceptance of a Segment and/or entire route given by the IRU Grantee pursuant to Article V after the IRU Grantee’s IRU Fibers have been tested and found acceptable.

B.	“Dark Fiber” means Fiber between two specified locations that has no optronics or electronics attached to it.

C.	“Effective Date” is the date the IRU commences after the Cable is tested and the IRU Grantee accepts its IRU Fibers within a Segment.

D.	“Fiber” means a glass strand or strands which is/are protected by a color coded buffer tube and which is/are used to transmit a communication signal along the glass strand in the form of pulses of light.

E.	“Fiber Optic Cable” or “Cable” means a collection of Fibers contained in color coded buffer tubes with a protective outer covering, which covering includes stiffening rods and filler.

F.	“Indefeasible Right of Use” or “IRU” is an exclusive and irrevocable right, subject to the term in Article II, to use the Norlight IRU Fibers or the US Xchange IRU Fibers, as applicable, provided, however, that granting of such IRU does not convey legal title to the Fibers.

G.	“IRU Fibers” means the fibers obtained by a party in the Owner’s Cable.

H.	“IRU Grantee” means the party obtaining IRU Fibers in the Owner’s Cable.

I.	“Norlight Cable” means a Cable containing one or more Fibers owned by Norlight and which contains Dark Fibers in which US Xchange has an IRU pursuant to the terms of this Agreement.

J.	“Optical Splice Point” means the point where the Norlight Cable is connected to the US Xchange Cable.

K.	“Owner” means the respective owner of the Norlight Cable and the US Xchange Cable; the Company responsible for the design, construction and installation of the Cable.

L.	“Proportionate Share” refers to shared costs or reimbursements calculated by multiplying total costs or reimbursements by the ratio between the number of the party’s IRU Fibers to the total Fiber count in the affected or adjacent Cable(s).

M.	“Rights-of-Way” see Article XV for definition.

N.	“Segments” are portions of Cable routes specified in Exhibit A and Exhibit B of this Agreement which are capable of being tested and accepted.

O.	“US Xchange Cable” means a Cable containing one or more Fibers owned by US Xchange and which contains Dark Fibers in which Norlight has an IRU pursuant to the terms of this Agreement.

In consideration of their mutual promises, the parties expressly agree as follows:

ARTICLE I

FIBER OPTIC EXCHANGE

1.1 Norlight desires to obtain an IRU for optical fiber in the US Xchange Cable specifically described in Exhibit A to this Agreement. From time to time additional routes may be added by amending Exhibit A to this Agreement. For each IRU granted, a separate Exhibit A, executed by both parties, will be attached hereto, titled so as to identify the Cable route and resulting IRU. Upon Acceptance of a Segment by Norlight, US Xchange grants an IRU to Norlight for the IRU Fibers specified in the applicable Exhibit A. Upon Acceptance, US Xchange also grants a non-exclusive right to use tangible and intangible property Norlight needs to use its IRU Fibers, including, but not limited to, cable sheathing, troughing, pedestals, slack containers, and related equipment, but excluding any electronic or optronic equipment. Norlight shall be entitled to use its IRU Fibers for any lawful purposes subject to (i) agreeing to be bound by all laws, regulations and any requirements of Rights-of-Way agreements relating to access, (ii) agreeing to appoint US Xchange as its agent for matters relating to access to the Rights-of-Way; and (iii) agreeing to notify US Xchange of any transfer and obtaining from any transferee undertakings to be bound by the above as per the terms and conditions of the Rights-of-Way agreements.

1.2 US Xchange desires to obtain an IRU for optical fiber in the Norlight Cable specifically described in Exhibit B to this Agreement. From time to time additional routes may be added by amending Exhibit B to this Agreement. For each IRU granted, a separate Exhibit B, executed by both parties, will be attached hereto, titled so as to identify the Cable route and resulting IRU. Upon Acceptance of a Segment by US Xchange, Norlight grants an IRU to US Xchange for the IRU Fibers specified in the applicable Exhibit B. Upon Acceptance, Norlight also grants a non-exclusive right to use tangible and intangible property US Xchange needs to use its IRU Fibers, including, but not limited to, cable sheathing, troughing, pedestals, slack containers, and related equipment, but excluding any electronic or optronic equipment. US Xchange shall be entitled to use its IRU Fibers for any lawful purposes subject to (i) agreeing to be bound by all laws, regulations and any requirements of Rights-of-Way agreements relating to access, (ii) agreeing to appoint Norlight as its agent for matters relating to access to the Rights-of-Way; and (iii) agreeing to notify Norlight of any transfer and obtaining from any transferee undertakings to be bound by the above as per the terms and conditions of the Rights-of-Way agreements.

ARTICLE II

EFFECTIVE DATE AND TERM

2.1 The IRU Grantee will be entitled to use the IRU Fibers upon the Acceptance of a route Segment. The initial IRU term shall start upon Acceptance (“Effective Date”) and shall terminate twenty (20) years from the final Acceptance of each Segment of the routes described in Exhibit A or Exhibit B. Subject to the approval of the Owner, which approval shall not be unreasonable withheld, conditioned or delayed, this Agreement shall automatically renew for two (2) additional ten (10) year terms unless the IRU Grantee gives the Owner written notice of its intent not to renew at least fifteen (15) months prior to the expiration of the then current term or extension.

2.2 Expiration or termination of this Agreement shall not affect the rights or obligations of any party with respect to any payments of expenses incurred prior to the date of termination or pursuant to Article XII, Taxes; Article XIII, Liability; and Article XXVI, Dispute Resolution.

ARTICLE III

CONSIDERATION

In consideration for the grant of the IRU to the IRU Grantee by the Owner pursuant to Article I, the IRU Grantee agrees to pay the Owner the charges specifically described in Exhibit A or Exhibit B to this Agreement (the “IRU Fee”). For each IRU granted, a separate Exhibit A or Exhibit B, executed by both parties, will be attached hereto, titled so as to identify the Cable route and resulting IRU Fee. Payment of the IRU Fee shall be in accordance with Article 8.1.

ARTICLE IV

SCHEDULE

The target dates for completion of route Segments are contained in Exhibit A or Exhibit B.

ARTICLE V

ACCEPTANCE

5.1 At the completion of a Segment’s construction, the Owner shall provide the IRU Grantee the opportunity to perform, subject to the protocols of the Rights-of-Way agreements, a physical inspection. In addition, the Owner shall provide the acceptance test plan (“ATP”) and test results for the IRU Grantee’s IRU Fibers in accordance with the requirements of Exhibit C. The IRU Grantee, subject to the protocols of the Rights-of-Way agreements, shall be provided the opportunity to observe the Owner’s tests. The IRU Grantee shall provide an Acceptance Notice to the Owner in the form of Exhibit D (“Acceptance Notice”) for its IRU Fibers.

5.2 Within seven (7) days after receiving the ATP and test results, the IRU Grantee shall inspect its IRU Fibers in accordance with the Exhibit C acceptance tests. The IRU Grantee shall then provide the Acceptance Notice or indicate that the IRU Grantee’s IRU Fibers do not meet the specifications set out in Exhibit C, giving notice to the Owner of any claim with respect to the IRU Grantee’s IRU Fibers. The Owner will cooperate with the IRU Grantee to provide additional documentation that would reasonably allow the IRU Grantee to evaluate the acceptability of its IRU Fibers. In addition, the IRU Grantee shall be allowed, subject to the protocols of the Rights-of-Way agreements, to conduct its own tests, at the IRU Grantee’s expense, to determine acceptability of its IRU Fibers. Issuance of an Acceptance Notice or failure to issue a notice of defective work during the time period indicated above shall constitute “Acceptance” of the IRU Fibers by the IRU Grantee, but such Acceptance shall not invalidate the warranty described in this Agreement. The Owner shall take all reasonably required action, including retesting the IRU Fibers, until all the IRU Fibers conform to the specifications in Exhibit C.

5.3 Upon Acceptance of a Segment and payment of any IRU Fees, the IRU Grantee shall receive a grant of its IRU Fibers.

5.4 Any disputes as to Acceptance of the IRU Grantee’s IRU Fibers shall be resolved in accordance with Article XXVI.

ARTICLE VI

DOCUMENTATION

6.1 The Owner shall deliver to the IRU Grantee complete documentation regarding the as-built condition of the Cable. This documentation (hereinafter referred to as the “Documentation”) shall consist of the following:

(a)	As-Built Drawings prepared in accordance with the specifications set forth in Exhibit E.

(b)	Names of all manufacturers whose optical fiber cable, associated splices and other equipment are used in installing and providing fiber optic network services.

(c)	Technical specifications of the optical fiber cable, associated splices and other equipment used in installing and providing fiber optic network services.

(d)	Summary of Rights-of-Way and easement providers and recurring fee schedule.

6.2 The Documentation shall be supplied within ninety (90) days after Acceptance of each Segment.

ARTICLE VII

FRANCHISE/LICENSE/PERMIT FEES, AND CO-LOCATION AGREEMENTS

7.1 Each party will be responsible for entering into any co-location agreements with Local Exchange Carriers and Interexchange Carriers for its owned or IRU Fibers.

7.2 Each party will be responsible for the appropriate government filings, licenses, etc. or other requirements to place its owned or IRU Fibers into operation, including, but not limited to, applicable municipal licenses and/or franchise agreements (excluding Rights-of-Way agreements).

7.3 Pole attachment, permit, easement fees or any other fees related to the construction of Fiber Optic Cable will initially be the responsibility of and paid for by the Owner, subject to reimbursement and the annual Rights-of-Way cost sharing provisions of Article VIII.

ARTICLE VIII

PAYMENT

8.1	The IRU Fee shall be payable as set forth on Exhibit A or Exhibit B.

8.2	The owner shall be entitled to reimbursement from the IRU Grantee for its Proportionate Share of all Rights-of-Way, permit and easement fees necessary to construct the Owner Cable, to be paid within thirty (30) days of invoice. After Acceptance, the Owner shall also be entitled to reimbursement from the IRU Grantee for its Proportionate Share of all annual Rights-of-Way, permit and easement fees, to be paid within thirty (30) days of invoice.

8.3	The Owner shall be responsible for splicing and testing to provide the IRU Grantee’s IRU fibers. After Acceptance, the Owner’s cost for additional splicing and testing for the IRU Grantee to access the IRU Grantee’s IRU Fibers will be billed to and paid by the IRU Grantee within thirty (30) days after invoice.

8.4

An annual maintenance fee for routine maintenance will be paid by the IRU Grantee to the Owner. After Acceptance, the IRU Grantee shall pay the Owner an annual routine maintenance fee as set forth in Exhibit A or Exhibit B, within thirty (30) days after invoice. The IRU Grantee shall pay the Owner for routine maintenance of its IRU Fibers based upon the actual route miles without regard to the estimated mileage set forth in

Exhibit A or Exhibit B. Routine maintenance fees shall increase every year by using the Consumer Price Index (all city index), published by the Bureau of Labor Statistics, United States Department of Labor or a rate as agreed upon by both parties. The routine maintenance fee shall adjust by the same percentage of increase that the Consumer Price Index published on each anniversary date has increased over the Consumer Price Index published on the date of this Agreement.

8.5	The IRU Grantee shall have the right to audit the Owner’s books and records relating to US Xchange’s costs which are not fixed in advance and for which the Owner, under the terms of this Agreement, seeks reimbursement or contribution thereof from the IRU Grantee.

ARTICLE IX

MAINTENANCE AND REPAIR

9.1 Each Owner warrants that its Cable will be maintained in accordance with prevailing telecommunications industry standards, and with the Maintenance Standards contained in Exhibit F of this Agreement.

9.2 All routine maintenance and repair functions and emergency maintenance and repair functions, including “one-call” responses, cable locate services, and necessary relocation of the Owner’s Cable containing the IRU Grantee’s IRU Fibers, shall be performed by the Owner or its designee for a period coterminous with the term of this Agreement at the Owner’s expense, subject to reimbursement for emergency maintenance as provided below.

(a)	Emergency Maintenance. The Owner shall respond to any failure, interruption or impairment in the operation of the IRU Grantee’s IRU Fibers within two (2) hours after receiving a report of any such failure, interruption or impairment. The Owner shall use its reasonable efforts to perform maintenance and repair to correct any failure, interruption or impairment in the operation of the IRU Grantee’s IRU Fibers within eight (8) hours in accordance with the procedures set forth in Exhibit F. The IRU Grantee shall pay a Proportionate Share for emergency maintenance, payable within thirty (30) days after invoice. The IRU Grantee may assist with emergency maintenance if approved by Owner.

(b)	Routine Maintenance. The Owner shall schedule and perform specific periodic maintenance and repair checks and services, as set forth in Routine Maintenance Standards, attached as Exhibit F. Additional maintenance can be performed from time to time on the IRU Grantee’s Fibers at the Owner’s reasonable discretion, or upon the IRU Grantee’s reasonable request with reasonable advance notice to the Owner. The annual maintenance fee described in Article VIII covers all routine maintenance.

9.3 In the event the Owner, or others acting on the Owner’s behalf, at any time during the term of this Agreement, or any extension thereof, discontinues maintenance and/or repair and/or splicing of the Owner’s Cable, the IRU Grantee, or others acting on the IRU Grantee’s behalf, shall have the right, but not the obligation, to thereafter provide for the maintenance, repair and splicing of the IRU Grantee’s IRU Fibers in the Owner’s Cable at the Owner’s sole cost and expense. The IRU Grantee shall use contractors preapproved by the Owner, which approval shall not be unreasonably withheld or delayed, and shall be deemed approved after the expiration of a thirty (30) day notice period. Any maintenance and/or repair and/or splicing discontinuance shall be upon no less than six (6) months’ prior written notice by the Owner to the IRU Grantee. In the event of such discontinuance, the Owner shall obtain for the IRU Grantee, or others acting in the IRU Grantee’s behalf, adequate access to the easements or Rights-of-Way on or within which the IRU Grantee’s IRU Fibers are located, for the purpose of permitting the IRU Grantee, or others acting on the IRU Grantee’s behalf, to undertake maintenance, repair and splicing of the IRU Grantee’s IRU Fibers.

9.4 The Owner shall provide reasonable advance notice to the IRU Grantee of maintenance or repairs that may affect the IRU Grantee’s IRU Fibers. The IRU Grantee shall have the right, subject to the protocols of the Rights-of-Way providers, to have a representative present any time maintenance or repairs are performed which may affect the IRU Grantee’s IRU Fibers.

ARTICLE X

SPLICING

10.1 IRU Fibers may be physically spliced into the Owner’s Cable. Splicing requires penetration of the Cable sheath, exposing the Fibers within the sheath. In order to maintain the integrity of the Owner’s Cable after Acceptance, the Owner, or a contractor operating under the Owner’s direction, must perform all splicing performed on the Owner’s Cable.

10.2 For future expansion at existing splice points, the Owner will perform the necessary splicing upon written or email request by the IRU Grantee. Normal requests for splicing shall be submitted at least thirty (30) business days prior to the requested splicing date, and expedited requests shall be submitted at least 72 hours prior to the requested splicing date. The Owner shall obtain any and all permits necessary for such splicing. The IRU Grantee agrees that it will not perform any splicing or interfere in any manner with the Owner’s Cable. After Acceptance, the cost of splicing Fibers into the Owner’s Cable will be borne by the IRU Grantee. The Optical Splice Points for each route shall be mutually agreed upon in writing by the parties. The Owner shall provide the IRU Grantee with a splicing and splice testing schedule(s) so the IRU Grantee’s representative may be present, subject to protocols of Rights-of-Way agreements. Splicing documentation (ATP and test results) will be provided by US Xchange within ninety (90) days after splicing is completed.

10.3 The IRU Grantee shall provide thirty (30) days written notification to the Owner if a new splice point is needed after initial Acceptance of a Segment.

10.4 All splicing will be performed by the fusion splicing method or by any other method that is mutually agreeable.

ARTICLE XI

WARRANTIES

11.1 Each Owner warrants at the time of Acceptance its constructed Cable(s) to be of good workmanship and materials, except any materials which are separately warranted by the manufacturer, and further warrants the IRU Grantee’s IRU Fibers to perform and operate in accordance with the manufacturer’s specifications and industry standards.

11.2 Each Owner represents and warrants that all equipment and materials to be used in the construction of the IRU Grantee’s Fibers covered by this Agreement will be new, of good quality, properly constructed and/or installed, free of defects, and in conformity with the requirements of this Agreement. Such warranty shall be effective, with respect to each specific Segment, for the same period of warranty provided to the Owner by its contractors (normally a one (1) year period from date of acceptance by the Owner). All work not conforming to the standards may be considered defective by the IRU Grantee and the Owner shall immediately replace any damaged or defective work at its own expense. The Owner shall use reasonable efforts to promptly repair or replace all such defective work; provided that the Owner shall repair or replace such defective work within thirty (30) days following its confirmation of the defect, unless reasonable circumstances dictate a shorter or longer period, in which event the parties shall in good faith mutually agree upon such period. All replaced defective equipment or items shall become the sole property of the Owner.

11.3 Each Party’s sole and exclusive remedy and their sole and exclusive maximum liability under the warranties contained in this Article shall be, at the sole option of the Owner, to repair (with new or functionally operative parts) or replace any defective portion of its Cable of which the Owner receives notice during the warranty period, provided that the Owner is promptly notified in writing upon discovery by the IRU Grantee that any portion of the IRU Fibers has failed to conform with the terms of this Agreement, such writing to include an explanation of alleged defects.

11.4 In addition to the foregoing warranties, each Owner hereby assigns to the IRU Grantee, and the IRU shall have the benefit of, any and all contractors’ and suppliers’ warranties with respect to the material in the Cable.

11.5 Both parties’ warranties do not extend to defects caused by acts of God, accident, fire or other hazard, nor resulting from the IRU Grantee’s, its designees or third parties misuse, neglect, alterations, storage, attempts to repair, or use of other supplies not meeting specifications.

THE FOREGOING WARRANTIES AND REMEDIES CONSTITUTE THE ONLY WARRANTIES WITH RESPECT TO THE NORLIGHT CABLE AND US XCHANGE CABLE AND ARE EXCLUSIVE REMEDIES IN THE EVENT OF BREACH OF SUCH WARRANTIES. SUCH WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NEITHER PARTY SHALL IN ANY EVENT BE LIABLE FOR ANY INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES OF ANY NATURE WHATSOEVER FOR ANY REASON.

ARTICLE XII

TAXES

12.1 As used in this Article XII, “Tax” or “Taxes” shall mean any and all taxes, assessments, charges, levies, (hereinafter collectively referred to as “Taxes”) imposed by any authority having the power to tax, including any city, county, state, or federal government or quasi-governmental agency or taxing authority.

12.2. Upon the IRU Grantee’s Acceptance of its IRU Fibers, it shall be responsible for any and all sales, use, income, gross receipts of other Tax assessed on the basis of revenues received by the IRU Grantee pursuant to its use of its IRU Fibers. Upon the IRU Grantee’s Acceptance of its IRU Fibers, it shall be solely responsible for any real or personal property Taxes relating in any way to its IRU Fibers, and the IRU Grantee shall reimburse the Owner for the IRU Grantee’s Proportionate Share if the Owner is assessed and pays any such Tax. The parties shall cooperate to minimize adverse tax consequences and may mutually amend this Agreement to improve their respective company’s tax positions.

ARTICLE XIII

LIABILITY

13.1 Neither US Xchange nor Norlight shall be liable to the other for any indirect, special, punitive or consequential damages (including, but not limited to, any claim from any customer for loss of services) arising under this Agreement or from any breach or partial breach of the provisions of this Agreement or arising out of any act or omission of either party hereto, its directors, officers, employees, servants, contractors and/or agents. Both US Xchange and Norlight shall include in any agreement with any third party relating to the use of the US Xchange Cable or Norlight’s Cable a waiver by such third party of any claim for indirect, special, punitive or consequential damages (including, but not limited to, any claim from any client or customer for loss of services) arising out of or as a result of any act or omission by either party hereto, its directors, officers, employees, servants, contractors and/or agents.

13.2 Subject to the limitation on indirect, special, punitive, or consequential damages in Article 13.1, each party assumes, releases and agrees to indemnify, defend, protect and save the other (including its directors, officers, agents, representatives and employees) harmless from and against any claim, damage, loss, liability, injury, cost and expense (including reasonable attorney’s fees and expenses) in connection with any loss or damage to any property or facilities of the indemnified party arising out of or resulting in any way from the acts or omissions to act, negligence or willful misconduct of the indemnifying party, its directors, officers, employees, servants, contractors and/or agents in connection with the exercise of its rights and obligations under the terms of this Agreement. The parties hereto expressly recognize and agree that each parties’ obligation to indemnify, defend, protect and save the other harmless is not a material obligation to the continuing performance of the parties’ other obligations, if any, under the terms of this Agreement. In the event a party shall fail for any reason to indemnify, defend, protect and save the other harmless, the indemnified party hereby expressly recognizes that its sole remedy in such event shall be the right to bring suit against the indemnifying party for its damages as a result of the indemnifying party’s failure to so indemnify, defend, protect and save harmless.

13.3 Nothing contained herein shall operate as a limitation on the right of either party hereto to bring an action for damages, including consequential damages, against any third party based on any acts or omissions of such third party as such acts or omissions may affect the construction, operation or use of the US Xchange Cable, the Norlight Cable or any IRU Fibers; provided, however, that each party hereto shall assign such rights or claims, execute such documents and do whatever else may be reasonably necessary to enable the injured party to pursue any such action against such third party.

ARTICLE XIV

FORCE MAJEURE

The obligations of the parties hereto are subject to force majeure and neither party shall be in default under this Agreement if any failure or delay in performance is caused by strike or other labor dispute; accidents; acts of God; fire; flood; earthquake; lightning; unusually severe weather; material or facility shortages or unavailability not resulting from such party’s failure to timely place orders therefor; lack of transportation; legal inability to access property; acts of any governmental authority; government codes, ordinances, laws, rules and regulations or restrictions (collectively “Regulations”) (but not to the extent the delay caused by such Regulations could be avoided by rerouting the Cable if such a reroute was commercially reasonable); condemnation or the exercise of rights of eminent domain; war or civil disorder; or any other cause beyond the reasonable control of either party hereto. The excused party shall use reasonable efforts under the circumstances to avoid or remove such causes of non-performance and shall proceed to perform with reasonable dispatch whenever such causes are removed or ceased. Notification shall be given by the excused party of the cause and of the estimated duration, when possible.

ARTICLE XV

PERMITS AND REQUIRED RIGHTS-OF-WAY

15.1 The Owner shall obtain on or before Acceptance with respect to each Segment to be delivered hereunder, any and all right-of-way agreements, easements, licenses, rights, or other agreement necessary for the use of poles, conduit, cable, wire, physical plant facilities, and/or access to real property underlying the Owner’s Cable (“Rights-of-Way”). Further, as of Acceptance, the Owner shall obtain any and all rights, licenses, franchises, authorizations, agreements, permits, and approvals (including without limitation, any necessary local, state, federal or tribal authorizations and environmental permits) and collectively referred to as “Permits,” that are necessary for the installation and operation of the Owner’s Cable. The Owner shall obtain all Rights-of-Way and Permits in the name of the Owner. In addition, the Owner shall use its reasonable best efforts to obtain Rights-of-Way which will allow the IRU Grantee access to its IRU Fibers in the presence of US Xchange’s employee or agent. Both parties shall cooperate to obtain such Rights-of-Way.

15.2 It is expressly understood that US Xchanges’s and Norlight’s obligations under this Agreement are conditioned upon and shall in all respects be subject to the continuation or acquisition of such Rights-of-Way and Permits. The parties shall use their best efforts to obtain or to cause such Rights-of-Way and Permits to remain effective through the Term of this Agreement, and any extension thereof. Copies of any and all agreements with respect to the Rights-of-Way and Permits shall be made available to the other party upon request. If confidentiality obligations under such agreements preclude provision of the entire document, summaries of the substantive provisions thereof will be provided. In the event the Owner is unable to resolve any issue with respect to Rights-of-Way in a manner reasonably acceptable to the IRU Grantee, the IRU Grantee may, after providing the Owner thirty (30) days prior written notice, attempt to resolve the issue directly with the granter of such Rights-of-Way.

ARTICLE XVI

RELOCATION OF CABLE

16.1 If the Owner is required to relocate or replace its Cable or any of the appurtenant facilities used or required in providing the IRU, and the gross cost (excluding reimbursements) of the Owner’s relocation or replacement exceeds $5,000 per occurrence, then, so long as such work is not necessitated by a breach of the Owner’s obligations, the IRU Grantee shall reimburse the Owner for the IRU Grantee’s Proportionate Share of such costs, including, without limitation, fiber acquisition, splicing, and testing. In the event that a third party reimburses the Owner for all or a portion of the cost to perform such work, then this reimbursement amount shall reduce on a dollar for dollar basis the aggregate amount of costs deemed to have been spent by the Owner. The Owner shall deliver to the IRU Grantee updated as-built drawings and Documentation with respect to any relocated portion of the Cable not later than one-hundred eighty (180) days following such relocation.

16.2 The Owner shall give the IRU Grantee sixty (60) days prior notice of any such relocation, if possible, and shall have the obligation to proceed with such relocation, including, but not limited to, the right to determine the extent of, the timing of, and methods to use for such relocation; provided that any such relocated Cable and Fibers shall be constructed and tested in accordance with the specifications and requirements set forth in this Agreement. Acceptance of the relocated IRU Fibers shall be in accordance with Article V of this Agreement. In addition, the Owner shall use reasonable efforts to ensure relocation shall not result in an adverse change to the operations, performance, or connection points with the network of the IRU Grantee, or end points of the applicable Cable.

16.3 The IRU Grantee has the right to review and approve the relocation plans of the Owner fourteen (14) days prior to any relocation and has the right to have, subject to the protocols of the Rights-of-Way Agreements, a representative present at the time the Owner relocates the Cable that contains the IRU Grantee’s IRU Fibers.

ARTICLE XVII

INSURANCE

17.1 Norlight and US Xchange shall, itself or through its contractors, each maintain insurance, for the duration of this Agreement, as follows:

(a)	Workers’ Compensation Insurance complying with the law of the state or states in which the services are to be provided and Employers Liability Insurance with the limits of $500,000 each accident, including occupational disease coverage with limits of $500,000 each employee, $500,000 policy limit.

(b)	Comprehensive General Liability Insurance, including premises, operations, products and completed operations, contractual, broad form property damage, independent contractors and personal injury with the following minimum limits: Personal Injury - $5,000,000 each person and $5,000,000 each accident, and Property Damage - $1,000,000 each accident.

(c)	Railroad Protective Liability Coverage required for any work within fifty (50) feet of a railroad right-of-way: $2,000,000 or any other amounts required by the Rights-of-Way providers.

(d)	Automobile Liability Insurance for owned, hired and non-owned autos: $2,000,000 combined single limit bodily injury/property damage.

Insurance amounts contained in this section shall be increased by the respective parties every ten (10) years based upon the increase in the Consumer’s Price Index.

17.2 Failure of either party to enforce the minimum insurance requirements listed above shall not relieve the other party of the responsibility for maintaining these coverages. The parties shall furnish to each other certificates of insurance reflecting policies carried and limits of coverage as required above, which shall state that thirty (30) days notice shall be given prior to cancellation, non-renewal or any material change in any such insurance coverage. The insurance for both parties shall name the other as an additional insured. Norlight shall name US Xchange of Wisconsin, L.L.C., US Xchange of Indiana, L.L.C., US Xchange of Illinois, L.L.C., and US Xchange of Michigan, L.L.C., as additional insureds.

17.3 Contractor(s) employed by the parties to work on the Fiber Optic Cable shall provide and maintain at all times during the provision of services to the parties the same types of and amounts of insurance (with the exception of the amount of Comprehensive General Liability Insurance), which insurance shall be issued by companies approved by the parties.

For Comprehensive General Liability Insurance, contractor(s) shall carry:

(1)	Combined Single Limit: $2,000,000 each occurrence; and

(2)	Bodily Injury and Property Damage: $2,000,000 general aggregate, $1,000,000 products and completed operations aggregate.

The contractor(s) insurance shall be evidenced by certificates of insurance which shall be delivered to the contracting party prior to commencement of the provision of services. US Xchange of Wisconsin, L.L.C., US Xchange of Indiana, L.L.C., US Xchange of Illinois, L.L.C., and US Xchange of Michigan, L.L.C. shall be named as additional insureds. The certificates of insurance shall show that the insurance is prepaid and in full force and effect and that such insurance shall not be canceled, non-renewed or changed during the term of this Agreement or during any extension thereof, without at least thirty (30) days written notice to the Owner and IRU Grantee. The maintenance of insurance by the contractor shall in no way limit or affect the extent of the contractor’s liability.

ARTICLE XVIII

CONDEMNATION

18.1 In the event any portion of the US Xchange Cable and/or the Norlight Cable, or the Rights-of-Way in or upon which it has been installed, becomes the subject of a condemnation proceeding by any governmental agency or other party cloaked with the power of eminent domain for public purpose or use, then and in such event, it is agreed that the IRU Grantee’s interest (being its Proportionate Share) shall be severed from the Owner’s interest in such proceeding. The IRU Grantee shall be entitled to independently pursue an award for its interest in such proceedings and the parties hereto agree to have any such condemnation awards specifically allocated between the Owner’s interest and the IRU Grantee’s interest. In the event the IRU Grantee’s interest in such proceeding cannot be severed from the Owner’s interest, the IRU Grantee shall be entitled to receive its Proportionate Share of the award for its interest in the IRU Fibers and occupancy of the Rights-of-Way.

18.2 Upon its receipt of a formal notice of condemnation or taking, the Owner shall notify the IRU Grantee immediately of any condemnation proceeding filed against the Owner’s Cable, including the IRU Grantee’s IRU Fibers, or the Rights-of-Way in or upon which the IRU Grantee’s IRU Fibers have been installed. The Owner shall also notify the IRU Grantee of any similar threatened condemnation proceeding and agrees not to sell the Cable or release Rights-of-Way to such acquiring agency, authority or other party in lieu of condemnation without the prior written consent of the IRU Grantee, which consent shall not be unreasonably conditioned, delayed or denied.

18.3 It is expressly recognized and understood by the IRU Grantee that relocation costs resulting from any such condemnation proceeding may not be reimbursed by the condemning authority and, if the IRU Grantee requests the Owner to relocate the IRU Grantee’s IRU Fibers, the IRU Grantee shall pay its Proportionate Share of all costs associated with the relocation of the IRU Grantee’s IRU Fibers in excess of such costs which were reimbursed by the condemning authority. If the IRU Grantee’s IRU Fibers are relocated by the Owner pursuant to this Article 18.3, the IRU Grantee shall pay to the Owner all condemnation awards given to the IRU Grantee, if any, that relate to the relocation of that portion of the IRU Grantee’s IRU Fibers.

ARTICLE XIX

CONFIDENTIALITY

19.1 Norlight and US Xchange represent, certify, and warrant that they shall use their best reasonable efforts to ensure that any and all information and documents obtained from the other party during the term of this Agreement, and identified as being confidential information will be held in strict confidence and will not be used by their company, its employees, subcontractors, consultants or agents for any purpose other than its performance required by this Agreement.

19.2 All documents, data, or information furnished by Norlight and US Xchange is the sole property of that party. Upon the expiration of this Agreement and any extensions thereof, those documents, data, or information shall be returned to the Owner if readily available.

19.3 Neither Norlight nor US Xchange may make any news release, public announcement, denial or confirmation concerning all or any part of this Agreement or use the other’s name in sales or advertising materials, or in any manner advertise or publish the fact that the companies have entered into this Agreement, or disclose any of the details of this Agreement to any third party, including the press, without the prior written consent of the other party, except such disclosures required by law, or the rules and regulations of the relevant government agencies.

ARTICLE XX

ABANDONMENT

Should the IRU Grantee decide to abandon all or part of its IRU Fibers, it may do so by informing the Owner in writing, such abandonment being made at no cost to either party. The IRU Grantee shall remove its equipment and electronics within thirty (30) days of such notification of abandonment by the IRU Grantee, failing which the Owner shall remove same at the IRU Grantee’s costs payable within thirty (30) days of receipt of the invoice. At the time of abandonment, the IRU Grantee shall have no further rights with respect to its IRU. Such abandonment shall not reduce or otherwise affect the IRU Grantee’s obligations hereunder.

ARTICLE XXI

DEFAULT

21.1 Neither party shall be in default under this Agreement unless and until the other party shall have given the defaulting party written notice of such default and the defaulting party shall have failed to cure the default within thirty (30) days after written receipt of such notice; provided, however, that where a default cannot be reasonably cured within the thirty (30) day period, if the defaulting party shall promptly proceed to cure the default with due diligence, the time for curing the default shall be extended for a period of up to ninety (90) days from the date of receipt of the default notice.

21.2 Upon the failure by the defaulting company to timely cure any default after notice thereof from the non-defaulting party, the non-defaulting party may take any action it determines, in its discretion, to be necessary to correct the default, and/or pursue any legal remedies it may have under applicable law or principles of equity relating to the breach.

21.3 The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party shall be entitled to injunctive or similar preliminary relief to prevent or cure breaches of the provisions of this Agreement by the other and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they may be entitled by law or equity.

21.4 An event of default shall also be deemed to have occurred if a party becomes insolvent, or institutes or has instituted against it bankruptcy proceedings which are not dismissed within ninety (90) days of filing, or makes a general assignment for the benefit of creditors, or if a receiver is appointed for the benefit of its creditors, or if a receiver is appointed on account of its insolvency, and the non-defaulting party may immediately terminate this Agreement.

ARTICLE XXII

NOTICES

22.1 Unless otherwise provided herein, all notices and communications concerning this Agreement shall be in writing and addressed as follows:

If to Norlight:

Robert E. Rogers, Senior Vice President

Norlight Telecommunications, Inc.

275 N. Corporate Drive

Brookfield, WI 53045

If to US Xchange:

David Easter

US Xchange, L.L.C.

20 Monroe, N.W., Suite 450

Grand Rapids, MI 49503

Copy to:

Jeffrey G. York

Miller, Johnson, Snell & Cummiskey, P.L.C.

800 Calder Plaza Building

250 Monroe, N.W.

P.O. Box 306

Grand Rapids, MI 49501-0306

22.2 Unless otherwise provided herein, notices shall be sent by certified U.S. Mail, return receipt requested, or by commercial overnight delivery service which provides acknowledgement of delivery, or by facsimile, and shall be deemed delivered: if sent by U.S. Mail, five (5) days after deposit; if sent by facsimile, or commercial overnight delivery service, upon verification of receipt.

ARTICLE XXIII

ASSIGNMENT, SUCCESSION

23.1 Except as provided in this Article, the IRU Grantee shall not assign this Agreement to any other party without the prior written consent of the Owner, provided, however, that without such consent, the IRU Grantee shall have the right to assign, sublet or otherwise transfer this Agreement, in whole or in part, to any parent, subsidiary or affiliate of the IRU Grantee or to any person, firm or corporation which shall control, be under the control of or be under common control with the IRU Grantee, or any corporation or entity into which the IRU Grantee or a subsidiary of the IRU Grantee, may be merged or consolidated or which purchases all or substantially all of the assets of the IRU Grantee or a subsidiary of the IRU Grantee.

23.2 Except as provided in this Article, the Owner shall not assign this Agreement to any other party without the prior written consent of the IRU Grantee, provided, however, that without such consent, the Owner shall have the right to assign, sublet or otherwise transfer this Agreement, in whole or in part, to any parent, subsidiary or affiliate of the Owner or to any person, firm or corporation which shall control, be under the control of or be under common control with the Owner, or any corporation or entity into which the Owner, or a subsidiary of the Owner, may be merged or consolidated or which purchases all or substantially all of the assets of the Owner, or a subsidiary of the Owner.

23.3 Subject to the provisions of this Article each of the parties’ respective rights and obligations hereunder, shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective permitted successors and assigns.

ARTICLE XXIV

GOVERNING LAW

This Agreement shall be interpreted and construed in accordance with the laws of the state in which the Cable is located, without regard to its conflict of laws principles.

ARTICLE XXV

INDEPENDENT CONTRACTOR

The performance by Norlight and/or US Xchange of all duties and obligations under this Agreement shall be as independent contractors and not as agents of the other party, and no persons employed or utilized by a performing party shall be considered the employees or agents of the other. Neither party shall have the authority to enter into any agreement purporting to bind the other without its specific written authorization. The parties agree that this Agreement does not create a partnership between, or a joint venture of Norlight and US Xchange.

ARTICLE XXVI

DISPUTE RESOLUTION

26.1 It is the intent of US Xchange and Norlight that any disputes which may arise between them, or between the employees of each of them, be resolved as quickly as possible. Quick resolution may, in certain circumstances, involve immediate decisions made by the parties’ representatives. When such resolution is not possible, and depending upon the nature of the dispute, the parties hereto agree to resolve such disputes in accordance with the provisions of this Article. The obligation herein to arbitrate shall not be binding upon any party with respect to request for preliminary injunctions, temporary restraining orders, specific performance or other procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to preserve the status quo or prevent irreparable injury pending resolution by arbitration of the actual dispute.

26.2 Norlight and US Xchange shall each designate, by separate letter, representatives as points of contact and decision making with respect to the obligations and rights of the parties, said letters to be furnished by each party to the other within thirty (30) days from the date of this Agreement. Any disputed issues arising during the term of this Agreement shall in all instances be initially referred to the parties’ designated representatives. The parties’ designated representatives shall render a mutually agreeable resolution of the disputed issue, in writing, within seventy-two (72) hours of such referral. Either party may modify the designated representative upon written notice to the other party.

26.3 Any claims or disputes arising under the terms and provisions of this Agreement, or any claims or disputes which the parties’ representatives are unable to resolve within the seventy-two (72) hour time period shall continue to be resolved between the parties’ representatives if mutually agreeable, or may be presented by the claimant in writing to the other party within thirty (30) days after the circumstances which gave rise to the claim or dispute took place or become known to the claimant, or within thirty (30) days after the parties’ representatives fail to achieve resolution, whichever is later. The written notice shall contain a concise statement of the claim or issue in dispute, together with relevant facts and data to support the claim.

26.4 Any controversies or disputes arising out of or relating to this Agreement shall be resolved by binding arbitration in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association. The parties shall endeavor to select a mutually acceptable arbitrator knowledgeable about issues relating to the subject matter of this Agreement. In the event the parties are unable to agree to such a selection, each party will select an arbitrator and the arbitrators in turn shall select a third arbitrator.

The arbitrator(s) shall not have the authority, power or right to alter, change, amend, modify, add or subtract from any provision of this Agreement, except pursuant to Article 29.3, or to award punitive damages. The arbitrator shall have the power to issue mandatory orders and restraining orders in connection with the arbitration. The award rendered by the arbitrator shall be final and binding on the parties and judgment may be entered thereon in any court having jurisdiction. The agreement to arbitration shall be specifically enforceable under the prevailing arbitration law.

26.5 During the continuance of any arbitration proceeding, each party shall continue to perform their respective obligations under this Agreement.

ARTICLE XXVII

LIENS

27.1 In the event the IRU Fibers become subject to any mechanics’, artisans’ or materialmen’s lien, or other encumbrance chargeable to or through the Owner which interfere with the IRU Fibers or jeopardize the IRU Grantee’s use of its IRU Fibers, the Owner shall promptly cause such lien or encumbrance to be discharged and released of record (by payment, posting of bond, court deposit or other means) without cost to the IRU Grantee and shall indemnify the IRU Grantee against all costs and expenses (including attorney’s fees) incurred in discharging and releasing such lien or encumbrance; provided, however, that if any such lien or encumbrance is not so discharged and released within thirty (30) days after written notice by the IRU Grantee to the Owner, then the IRU Grantee may pay or secure the release or discharge thereof at the expense of the Owner. The Owner shall reimburse the IRU Grantee for such payments within thirty (30) days of invoice by the IRU Grantee.

27.2 The Owner agrees and acknowledges that it has no right to use any of the IRU Grantee’s IRU Fibers included in the Owner’s Cable. The Owner shall obtain from any entity in favor of which the Owner in its discretion may grant after the date of this Agreement a security interest or lien on all or part of the Owner’s Cable, a written nondisturbance and subordination agreement in form and substance reasonably satisfactory to the IRU Grantee. The nondisturbance and subordination agreement will be written to the effect that such lienholder acknowledges the IRU Grantee’s and other present or future participants’ interest and rights in the IRU Grantee’s IRU Fibers and the IRU granted by this Agreement, and agrees that the same shall not be diminished, disturbed, impaired or interfered with in any adverse respect by such lienholder.

27.3 The IRU Grantee agrees and acknowledges that it has no right to use any of the Fibers, other than the IRU Grantee’s IRU Fibers, included in the Owner’s Cable or otherwise incorporated in US Xchange’s system and that the IRU Grantee shall keep any and all of the Owner’s system, other than the IRU Grantee’s IRU granted in the IRU Fibers, free from any liens, rights or claims of any third party attributable to the IRU Grantee. Notwithstanding the aforementioned, the IRU Grantee shall obtain from any entity in favor of which the IRU Grantee in its discretion may grant after the date of this Agreement a security interest or lien on all or part of such IRU granted by this Agreement, a written nondisturbance agreement substantially to the effect that such lienholder acknowledges the Owner’s and other present or future participants’ interest and rights in the Owner’s Cable and agrees that the same shall not be diminished, disturbed, impaired or interfered with in any adverse respect by such lienholder.

ARTICLE XXVIII

MISCELLANEOUS

28.1 The headings of the Articles in this Agreement are strictly for convenience and shall not in any way be construed as amplifying or limiting any of the terms, provisions or conditions of this Agreement.

28.2 In construction of this Agreement, words used in the singular shall include the plural and the plural the singular, and “or” is used in the inclusive sense, in all cases where such meanings would be appropriate.

28.3 No provision of this Agreement shall be interpreted to require any unlawful action by either party. If any section or clause of this Agreement is held to be invalid or unenforceable, then the meaning of that section or clause shall be construed so as to render it enforceable to the extent feasible. If no feasible interpretation would save the section or clause, it shall be severed from this Agreement with respect to the matter in question, and the remainder of the Agreement shall remain in full force and effect. However, in the event such a section or clause is an essential element of the Agreement, the parties shall promptly negotiate a replacement that will achieve the intent of such unenforceable section or clause to the extent permitted by law.

28.4 This Agreement may be amended only by a written instrument executed by the party against whom enforcement of the modification is sought.

28.5 No failure to exercise and no delay in exercising, on the part of either party hereto, any right, power or privilege hereunder shall operate as a waiver hereof, except as expressly provided herein. Any waiver by either party of a breach of any provision of this Agreement shall not be deemed to be a waiver of any other or subsequent breach and shall not be construed to be a modification of the terms of this Agreement unless and until agreed to in writing by both parties.

28.6 In the event of a conflict between the provisions of this Agreement and those of Exhibit A and Exhibit B, the provisions of Exhibit A and Exhibit B shall prevail and the Agreement will be corrected accordingly. If there is a conflict between this Agreement and other Exhibits, this Agreement shall prevail.

28.7 This Agreement has been fully negotiated between and jointly drafted by the parties.

28.8 All actions, activities, consents, approvals and other undertakings of the parties in this Agreement shall be performed in a reasonable and timely manner.

28.9 Unless expressly defined herein, words having well known technical or trade meanings shall be so construed.

ARTICLE XXIX

COUNTERPARTS

This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

ARTICLE XXX

ENTIRE AGREEMENT

This Agreement, and any Exhibits referenced and attached hereto or to be attached hereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior negotiations, understandings and agreements with respect hereto, whether oral or written.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

US Xchange, L.L.C.

By:	/s/

Title:	E.V.P

Norlight Telecommunications, Inc.

By:	Robert E. Rogers

Title:	Senior Vice President

EXHIBITS:

A: Fiber Exchange Details, Route maps

B: Fiber Exchange Details, Route maps

C: Acceptance Test Plan

D: Form of Acceptance Notice

E: As-Built Drawing Specifications

F: Maintenance and Repair

EXHIBIT A-1

Norlight Telecommunications/US Xchange

Fiber Optic Exchange Agreement Effective 6/28/99

Description of Cable Segments: Norlight IRU fibers in US Xchange Cable

Route/Segment Name	Estimated Mileage	Norlight Fiber count	Estimated Completion Date
***	***	***	10/1/99
***	***	***	7/15/99
***	***	***	9/1/99
***	***	***	7/15/99

Total	Mileage/Footage: *** Miles

IRU Fee:

The Norlight IRU fibers in US Xchange Cable described above will be exchanged for US Xchange IRU fibers in Norlight Cable described in Exhibit B-1. Exact mileage for each segment in Exhibit A-1 and B-1 will be calculated upon completion of construction. The party which has constructed less mileage will pay the other party $*** per mile for the mileage difference. Norlight fibers included *** single mode and *** non-zero dispersion shifted fibers. Norlight will pay US Xchange an additional $*** per route mile for the *** non-zero dispersion shifted fibers.

Payment:

IRU fees due for Exhibits A-1 and B-1 will be reconciled and the net amount due will be paid to the receiving party upon the acceptance of all segments described in Exhibits A-1 and B-1.

Maintenance by: US Xchange

Maintenance Fee paid by: Norlight Telecommunications, $***/mile/year routine maintenance fee per Article 8.4 of Agreement and Proportionate Share emergency maintenance per Article 9.2(a).

Other:

1.	Attachments 1 to 4, consisting of detailed route descriptions and maps, are attached to this Exhibit A-1 and become part of Exhibit A-1 and the Agreement by reference.

2.	See Exhibit A-1, Attachment 5 for Fiber assignments (to be delivered with as builts).

3.	US Xchange will not grant a wholesale or dark fiber arrangement in the *** network described above to a Carrier’s Carrier, other than Norlight, for a period of two (2) years from the date of this agreement. Norlight will not grant a wholesale or dark fiber arrangement in the *** network described above to a CLEC, other than US Xchange, for a period of two (2) years from the date of this agreement.

Signed: US XChange L.L.C.	Signed: Norlight

By: /s/ David J. Easter	By: /s/ Robert E. Rogers

Its: E.V.P.	Its: Senior Vice President

Date: 6/28/99	Date: 6/25/99

2

EXHIBIT A-2.1

Norlight Telecommunications/US Xchange

Fiber Optic Exchange Agreement Effective 6/28/99

(Note: Exhibit A-2.1 will supersede Exhibit A-2)

Description of Cable Segment: Norlight IRU fibers in US Xchange Cable

Route/Segment Name	Estimated Mileage	Norlight Fiber Count	Total Fiber Count	Estimated Completion Date
***	***	***	***	7/15/99
***	***	***	***	11/15/99
***	***	***	***	9/1/99
***	***	***	***	9/1/99
***	***	***	***	9/1/99
***	***	***	***	1/1/00
***	***	***	***	1/1/00

Total Mileage/Footage: *** Miles

IRU Fee:

The Norlight IRU fibers in US Xchange Cable described above will be exchanged for US Xchange IRU fibers in Norlight Cable described in Exhibit B-2. Exact mileage for each segment in Exhibit A-2 and B-2 will be calculated upon completion of construction. Construction charges will be calculated based on each party’s proportionate share of fibers. The party which has constructed less mileage will pay the other party for mileage difference using a base construction rate of $*** per mile on all routes except ***, which will be paid at a rate of $*** per mile, and will pay fiber charges at a rate of $*** per fiber mile.

Payment:

IRU fees due for Exhibits A-2 and B-2 will be reconciled and the net amount due will be paid to the receiving party upon the acceptance of all segments described in Exhibits A-2 and B-2.

Maintenance by: US Xchange

Maintenance Fee paid by: Norlight Telecommunications, $***/mile/year routine maintenance fee per Article 8.4 of Agreement and Proportionate Share emergency maintenance per Article 9.2(a).

Other:

1.	Attachments 1 to 7, consisting of detailed route descriptions and maps, are attached to this Exhibits A-2 and become part of Exhibit A-2 and the Agreement by reference.

2.	See Exhibit A-2, Attachment 8 for Fiber assignments (to be delivered with as builts).

3.	US Xchange will not grant a wholesale or dark fiber arrangement in the *** network describe above to a Carrier’s Carrier, other than Norlight, for a period of three (3) years from the date of this Agreement. Norlight will not grant a wholesale or dark fiber arrangement in the *** network described above to a CLEC, other that US Xchange, for a period of three (3) years from the date of this Agreement.

Signed: /s/ Robert E. Rogers	Signed: /s/ Robert W. Buick

By: Robert E. Rogers	By: Robert W. Buick

Its: Senior Vice President	Its: Vice President of Business Planning

Date: 12/8/99	Date: 12/7/99

2

EXHIBIT A-3

Norlight Telecommunications/RVP Fiber Company

Agreement: Fiber Optic Construction Agreement and Grant of IRU Effective June 28, 1999

Pursuant to Article 1 of the Agreement RVP grants the following IRU to Norlight:

Description of Cable Segment:—Norlight IRU fibers in RVP route diverse cables between the Norlight POP at ***.

Mileage/Footage:

***	Est. footage ***	Fiber type SM	Fiber count ***

***	Est. footage ***	Fiber type SM	Fiber count ***

Estimated Completion Date: December 1, 2001

Norlight Number of Fibers: *** SM fibers

IRU Fee:                                     $ ***

Payable:	***% of Segment IRU Fee due upon the execution of this Agreement

              ***% Of Segment IRU Fee due upon Segment Acceptance

One Time Application Fee: Not Applicable.

The Application Fees are payable upon execution of this Agreement

Annual Rights-of-Way Fees: TBD

Norlight annual fee if any, shall be reasonable and further shall be based on Norlight’s Proportionate Share of the RVP ROW fee for the RVP cable.

Annual Maintenance Fee (per mile): Not Applicable.

There will be no annual maintenance fee. Emergency maintenance and relocation of the cable will be paid as a Proportionate Share as provided in Articles 9.2a and 16 respectively.

Unless and to the extent modified herein, all Terms and Conditions of the Agreement as otherwise amended, remain in full force and effect.

RVP FIBER COMPANY L.L.C.	Norlight Telecommunications, Inc.

Signed: /s/ Barry Raterink	Signed: /s/ Robert E. Rogers

By: Barry Raterink	By: Robert E. Rogers

Its: President	Its: Senior Vice President

Date: 11/13/01	Date: 11/08/01

2

EXHIBIT A-4

Norlight Telecommunications/RVP Fiber Company

Agreement: Fiber Optic Construction Agreement and Grant of IRU Effective June 28, 1999

Pursuant to Article 1 of the Agreement RVP grants the following IRU to Norlight:

Description of Cable Segment:—Norlight IRU fiber in RVP cable on the Fiber route from ***, fiber splice interface with the Norlight backbone fiber.

Mileage/Footage:                     *** Miles/*** feet

Estimated Completion Date:  February 1, 2002

Norlight Number of Fibers:   *** SM fibers

IRU Fee:                                       $ ***

Payable:	***% of Segment IRU Fee due upon the execution of this Agreement

               ***% of Segment IRU Fee due upon Segment Acceptance

One Time Application Fee: Not Applicable

The Application Fees are payable upon execution of this Agreement

Annual Rights-of-Way Fees: TBD

Norlight annual fee if any, shall be reasonable and further shall be based on Norlight’s Proportionate Share of the RVP ROW fee for the RVP cable

Annual Maintenance Fee (per mile): $*** x *** miles = $***

The Maintenance Fee is a fixed cost per route mile per year and is subject to increase as provided in article 8.4 of the Agreement. The fee is Payable within 30 days of invoice. Emergency maintenance and relocation of the cable will be paid as a Proportionate Share as provided in Articles 9.2a and 16 respectively.

Unless and to the extent modified herein, all Terms and Conditions of the Agreement as otherwise amended, remain in full force and effect.

RVP FIBER COMPANY L.L.C.	Norlight Telecommunications, Inc.

Signed: /s/ Barry Raterink	Signed: /s/ Robert E. Rogers

By: Barry Raterink	By: Robert E. Rogers

Its: President	Its: Senior Vice President

Date: 11/13/01	Date: 11/08/01

2

EXHIBIT A-5

Norlight Telecommunications / US Signal

Fiber Optic Exchange Agreement Effective 6/28/99

Description of Cable Segments: Norlight IRU Fibers in US Signal Cable

*** fibers from the Norlight POP at ***. This route will be diverse from Norlight’s existing route to ***.

Total Mileage/Footage:

Not Applicable.

IRU Fee:

The Norlight IRU Fibers in the US Signal Cable described above will be exchanged for US Signal IRU Fibers in Norlight Cable described in Exhibit B-3.

Payment:

Not Applicable.

Term:

The IRU Grantee will be entitled to use the IRU Fibers upon Acceptance, for a period ending 12/01/20.

Maintenance By:

US Signal.

Maintenance Fee paid by:

There will be no annual maintenance fee. Emergency maintenance and relocation of the cable will be paid as a Proportionate Share as provided in Articles 9.2a and 16 respectively.

Unless and to the extent modified herein, all Terms and Conditions of the Agreement as otherwise amended, remain in full force and effect.

US Signal Company, L.L.C.	Norlight Telecommunications, Inc.

Signed: /s/	Signed: /s/ Robert E. Rogers

Name:	Name: Robert E. Rogers

Title: Vice President	Title: Senior Vice President

Date: 8/12/02	Date: 8/12/02

2

EXHIBIT A-6

Norlight Telecommunications / US Signal

Fiber Optic Exchange Agreement Effective 6/28/99

Description of Cable Segment: Norlight IRU Fibers in US Signal Cable consisting of *** fibers from ***.

Total Mileage/Footage: Approximately *** feet for each entrance

Estimated Completion Date: June 1, 2004

IRU Fee: The IRU Fee will be $*** plus cost of splicing of the *** entrance IRU fibers into the existing Norlight IRU fibers Cable in the long haul route. Estimated construction costs: $*** (Includes all material, labor, testing, permits, engineering, project management, & *** one time fees).

Payment: Payment in full to be made within 30 days invoice.

ROW/Conduit Fees: US Signal shall pass through to Norlight, for payment within 30 days of invoice, a proportionate share (***%) of US Signal’s costs related to recurring fees included but not limited to the following:

*** Fee

*** Fee

Term:

The IRU Grantee will be entitled to use the IRU Fibers upon Acceptance, for a period of twenty (20) years from date of acceptance.

Maintenance By: US Signal.

Annual Maintenance Fee: None

US Signal Company, L.L.C.	Norlight Telecommunications, Inc.

Signed: /s/	Signed: /s/ Robert E. Rogers

Name:	Name: Robert E. Rogers

Title: V.P. Engineering & Operations	Title: Senior Vice President

Date: 6/1/04	Date: 5/26/04

2

EXHIBIT B-1

Norlight Telecommunications/US Xchange

Fiber Optic Exchange Agreement Effective 6/28/99

Description of Cable Segments: US Xchange IRU fibers in Norlight Cable

Route/Segment Name	Estimated Mileage	US Xchange Fiber count	Estimated Completion Date
***	***	***	9/15/99
***	***	***	7/31/99
***	***	***	7/31/99
***	***	***	7/31/99
***	***	***	10/1/99
***	***	***	11/15/99

Total Mileage/Footages: *** Miles

IRU Fee:

The US Xchange IRU fibers in Norlight Cable described above will be exchanged for Norlight IRU fibers in US Xchange Cable described in Exhibit A-1. Exact mileage for each segment in Exhibit A-1 and B-1 will be calculated upon completion of construction. The party which has constructed less mileage will pay the other party $*** per mile for the mileage difference.

Payment:

IRU fees due for Exhibits A-1 and B-1 will be reconciled and the net amount due will be paid to the receiving party upon the acceptance of all segments described in Exhibits A-1 and B-1.

Maintenance by: Norlight Telecommunications, Inc.

Maintenance Fee paid by: US Xchange, $***/mile/year routine maintenance fee per Article 8.4 of Agreement and Proportionate Share emergency maintenance per Article 9.2(a).

Other:

1.	Attachments 1 to 6, consisting of detailed route descriptions and maps, are attached to this Exhibit B-1 and become part of Exhibit B-1 and the Agreement by reference.

2.	See Exhibit B-1, Attachment 7 for Fiber assignments (to be delivered with as builts)

3.	US Xchange will not grant a wholesale or dark fiber arrangement in the *** network describe above to a Carrier’s Carrier, other than Norlight, for a period of two (2) years from the date of this agreement. Norlight will not grant a wholesale or dark fiber arrangement in the *** network described above to a CLEC, other that US Xchange, for a period of two (2) years from the date of this agreement.

Signed: /s/ David J. Easter	Signed: Norlight

By: David J. Easter	By: /s/ Robert E. Rogers

Its: E.V.P.	Its: Senior Vice President

Date: 6/28/99	Date: 6/25/99

2

EXHIBIT B-2.1

Norlight Telecommunications/US Xchange

Fiber Optic Exchange Agreement Effective 6/28/99

(Note: Exhibit B-2.1 will supersede Exhibit B-2)

Description of Cable Segments: US Xchange IRU fibers in Norlight Cable

Route/Segment Name	Estimated Mileage	US Xchange Fiber Count	Total Fiber Count	Estimated Completion Date
***	***	***	***	11/15/99
***	***	***	***	11/15/99
***	***	***	***	11/15/99
***	***	***	***	11/15/99
***	***	***	***	11/15/99
***	***	***	***	11/15/99

Total	Mileage/Footages: *** Miles

IRU Fee:

The US Xchange IRU fibers in Norlight Cable described above will be exchanged for Norlight IRU fibers in US Xchange Cable described in Exhibit A-2. Exact mileage for each segment in Exhibit A-2 and B-2 will be calculated upon completion of construction. Construction charges will be calculated based on each party’s proportionate share of fibers. The party which has constructed less mileage will pay the other party for mileage difference using a base construction rate of $*** per mile on all routes except ***, which will be paid at a rate of $*** per mile, and will pay fiber charges at a rate of $*** per fiber mile.

Payment:

IRU fees due for Exhibits A-2 and B-2 will be reconciled and the net amount due will be paid to the receiving party upon the acceptance of all segments described in Exhibits A-2 and B-2.

Maintenance by: Norlight Telecommunications, Inc.

Maintenance Fee paid by: US Xchange, $***/mile/year routine maintenance fee per Article 8.4 of Agreement and Proportionate Share emergency maintenance per Article 9.2(a).

Other:

1.	Attachments 1 to 6, consisting of detailed route descriptions and maps, are attached to this Exhibit A-2 and become part of Exhibit B-2 and the Agreement by reference.

2.	See Exhibit B-2, Attachment 7 for Fiber assignments (to be delivered with as builts).

3.	US Xchange will not grant a wholesale or dark fiber arrangement in the *** network describe above to a Carrier’s Carrier, other than Norlight, for a period of three (3) years from the date of this Agreement. Norlight will not grant a wholesale or dark fiber arrangement in the *** network described above to a CLEC, other that US Xchange, for a period of three (3) years from the date of this Agreement.

Signed: /s/ Robert E. Rogers	Signed: /s/ Robert W. Buick

By: Robert E. Rogers	By: Robert W. Buick

Its: Senior Vice President	Its: Vice President of Business Planning

Date: 12/8/99	Date: 12/7/99

2

EXHIBIT B-3

Norlight Telecommunications / US Signal

Fiber Optic Exchange Agreement Effective 6/28/99

Description of Cable Segment: US Signal IRU Fibers in Norlight Cable

*** fibers from the Norlight FDP at ***.

Total Mileage/Footage:

***

IRU Fee:

The US Signal IRU fibers in Norlight Cable described above will be exchanged for Norlight IRU fiber in US Signal Cable described in Exhibit A-5.

Payment:

***

Term:

The IRU Grantee will be entitled to use the IRU Fibers upon Acceptance, for a period ending 12/01/20.

Maintenance by:

Norlight.

Maintenance Fee paid by:

There will be no annual maintenance fee. Emergency maintenance and relocation of the cable will be paid as a Proportionate Share as provided in Articles 9.2a and 16 respectively.

Unless and to the extent modified herein, all Terms and Conditions of the Agreement as otherwise amended, remain in full force and effect.

US Signal Company, L.L.C.	Norlight Telecommunications, Inc.

Signed: /s/	Signed: /s/ Robert E. Rogers

Name:	Name: Robert E. Rogers

Title: Vice President	Title: Senior Vice President

Date: 8/12/02	Date: 8/12/02

2

EXHIBIT B-4

Norlight Telecommunications/US Signal

Fiber Optic Exchange Agreement Effective 6/28/99

Description of Cable Segment: US Signal IRU Fibers in Norlight Cable consisting of *** fibers from the Norlight FDP in the *** to the Norlight FDP in the ***.

Total Mileage/Footage: Approximately *** feet

Estimated Completion Date: July 1, 2003

IRU Fee: The IRU Fee will be the actual cost of construction of the Norlight Cable along the route described (including all material, labor, permits, engineering, project management) less the amounts already paid by ***.

For purposes of illustration only, the following example shows the calculation of the IRU Fee:

Currently estimated total cost of project	$***

Amount paid ***	$***

Currently estimated IRU Fee	$***

Payment: A $*** payment shall be made immediately upon execution of this Exhibit and the balance shall be paid upon Acceptance.

In the event a joint construction agreement is reached between Norlight and *** for construction of the Norlight Cable along the described route, then the IRU Fee shall be reduced to ***% of the total actual cost. (Consistent with the above illustration, the currently estimated IRU Fee would be adjusted to $***, and the balance due would be $***.)

ROW/Conduit Fees: Norlight shall pass through to US Signal for payment within 30 days Norlight’s actual costs related to ROW and Conduit Fees including but not limited to the following:

*** fee - $*** per foot (estimated) @ *** feet = $*** per year

*** fee - $*** per year

*** fee - $*** per year

ROW/Conduit Fees will be adjusted as necessary to account for other payments received by or made on behalf of Norlight.

EXHIBIT B-4 (page 2)

Term: The IRU Grantee will be entitled to use the IRU Fibers upon Acceptance, for a period of twenty (20) years form date of acceptance.

Maintenance	by: Norlight.

Annual	Maintenance Fee: $*** per year

The Maintenance Fee is a fixed cost per year and is subject to increase as provided in article 8.4 of the Agreement. Emergency maintenance and relocation of the cable will be paid as a Proportionate Share as provided in Articles 9.2a and 16 respectively.

Unless and to extent modified herein, all Terms and Conditions of the Agreement as otherwise amended, remain in full force and effect.

US Signal Company, L.L.C.	Norlight Telecommunications, Inc.

Signed: /s/	Signed: /s/ Robert E. Rogers

Name:	Name: Robert E. Rogers

Title: Vice President	Title: Senior Vice President

Date: 5/23/03	Date: 6/09/03

2

EXHIBIT B-5

Norlight Telecommunications / US Signal

Fiber Optic Exchange Agreement Effective 6/28/99

Description of Cable Segment: US Signal IRU Fibers in Norlight Cable consisting of *** fibers from the Norlight FDP in the ***.

Total Mileage/Footage: Approximately *** feet

Estimated Completion Date: August 12, 2003

IRU Fee: The IRU Fee will be the actual cost of construction of the Norlight Cable along the route described (including all material, labor, permits, engineering, project management & ***).

Estimated IRU Fee $***

Payment: Payment in full to be made within 30 days of invoice.

ROW/Conduit Fees: Norlight shall pass through to US Signal, for payment within 30 days of invoice, Norlight’s costs related to recurring fees including but not limited to the following:

Estimated *** fee — $***/foot/month, @ *** feet = $*** ($*** + ***) per month.

Term:

The IRU Grantee will be entitled to use the IRU Fibers upon Acceptance, for a period of twenty (20) years from date of acceptance.

Maintenance by: Norlight.

Annual	Maintenance Fee: None

US Signal Company, L.L.C.	Norlight Telecommunications, Inc.

Signed: /s/	Signed: /s/ Robert E. Rogers

Name:	Name: Robert E. Rogers

Title: Vice President	Title: Senior Vice President

Date: 8/15/03	Date: 9/12/03

EXHIBIT C

ACCEPTANCE TEST PLANS

1.0 The Owner will prepare and provide the IRU Grantee with an Acceptance Test Plan (“ATP”), prior to conducting actual field tests of the IRU Fibers.

Testing will include, but not be limited to, the following:

(a)	Bi directional OTDR tests for 1550nm wavelength

        Acceptance criteria: bi directional splice test average not to exceed 0.15 dB with no single direction test greater than 0.25 dB

(b)	Span tests with a power meter at 1550 nm wavelength

        Acceptance criteria: The span test shall not exceed the following calculated loss for any given span:

(0.3 dB/km)(d) + (0.15 dB)(n) = Total Allowable Span Attenuation Loss

d = Fiber distance in kilometers

n = total number of splices in the span, including pigtails

2.0 The Owner will submit a tentative schedule for the ATP to the IRU Grantee at least thirty (30) days prior to completion of construction and installation of its Cable which contains IRU Fibers. The ATP will be performed on the entire Cable Segment upon completion of construction and installation.

3.0 The IRU Grantee shall have the option to have a person or persons present to observe the testing undertaken by the Owner as part of the ATP.

EXHIBIT D

FORM OF ACCEPTANCE NOTICE

Pursuant to Article XI of the Fiber Optic Exchange Agreement and Grant of IRU between Norlight Telecommunications, Inc. (“Norlight”) and US Xchange, L.L.C. (“US Xchange”) dated                      delivery of                      Fibers was made by                                         , to                                          for the Segment described as                                         . In addition,                                          hereby acknowledges the Work was performed in accordance with all applicable construction standards.

Accepted:

Title:

Date:

EXHIBIT E

“AS BUILT” DRAWING SPECIFICATIONS

1.0 General

The purpose of the As Built drawings is to clearly document the location and components of the completed Cable in order to have the ability to maintain the Cable throughout the term of the Agreement.

2.0 Format

At a minimum, the “As Built” drawings will include:

A route diagram that illustrates the location of the:

End Locations

Mid Span Splice Locations

Mid Span Repeater Locations

A summary of distances between the locations listed above.

The type of cable construction between locations.

Any geographical information deemed necessary to further clarify the route.

Detailed route information that includes:

Street, road and highway names

Railroad and major highway crossings

Bridge crossings

Manhole and pole identification

Pole-to-pole distances in feet

Manhole-to-manhole distances in feet

Cable sheath footage numbers (i.e.; the number stamped into the sheath at various points)

Distances along or between any other attachment points on the route

New conduit, manhole and pole installations

Building riser and lateral conduit locations

Identification of right-of-way Provider(s)

EXHIBIT F

MAINTENANCE AND REPAIR PROCEDURES AND TIME FRAMES

US Xchange MAINTENANCE AND CALL OUT LIST

Upon US Xchange’s Network Management Center receiving a trouble report from Norlight, US Xchange will dispatch qualified personnel to the location of the outage within 4 hours. At the same time the call will be escalated to US Xchanges’s Field Operations Manager. US Xchange’s Field Operations Manager will respond with on call qualified personnel to isolate the problem. The problem will then be escalated to US Xchange’s Vice President for notification.

Title	Home	Pager/Cellular
Tom Glass/Project Coordinator	616/493-7568	616/291-7984
Doug Lautenbach/Director of Facility Engineering	616/493-5352	616/291-7626
Barry Raterink/VP of Operations	616/493-7117	616/437-1720

Upon Norlight’s Network Management Center receiving a trouble report from US Xchange, Norlight will dispatch qualified personnel to the location of the outage within 4 hours. At the same time the call will be escalated to Norlight’s Field Operations Manager. Norlight’s Field Operations Manager will respond with on call qualified personnel to isolate the problem. The problem will then be escalated to Norlight’s Vice President for notification.

Title	Home	Pager
Terry Birk/Director – Operations	414/673-4805	414/558/6692
Jim Kostuch/Director – Network Systems	414/629/9408	414/471/1082
Bob Rogers/Senior Vice President	414/628-0706	414/557-4338

EXHIBIT F CONT’D

ROUTINE MAINTENANCE STANDARDS

Maintenance of the fiber plant should be completed on a regular recurring basis and documented. Properly installed fiber plant normally needs minimal routine maintenance. Most hazards to fiber plant are external in nature, such as dig ups, pole hits, gun shots, etc. Most destructive events are detected immediately and corrected with plant restoration. A well implemented maintenance plan will permit correction of marginal plant conditions that might otherwise become restoration events. The Cable Owner’s Network Management Center should be notified in advance of any scheduled OSP maintenance activity reported or planned at (US Xchange) 1-888-404-9748 (fax 1-616-454-2774) (Norlight) 1-800-809-4340 (fax 1-414-792-4051).

1.1 CABLE ROUTE SURVEILLANCE

Outside Plant facilities (OSP) are periodically inspected by field personnel. During this periodic inspection the Cable route is driven/walked to inspect for discrepancies that may affect cable integrity. Any discrepancies found are documented and forwarded into the Outside Plant Maintenance desk for correction and repair as necessary. The following are some of the OSP items that will be inspected:

•	Cable route integrity (e.g.: erosion)

•	Condition of poles, pedestals, risers, lashing wire, route markers and signs

•	Clearance of aerial facilities

•	Construction activity in the area near the cable

1.2 PLANT LOCATION REQUESTS

All facilities associated with this Agreement are located in states with statewide “one call” agencies for excavators to request and notify utilities of digging in the vicinity of the Owner’s facilities. The Owner will subscribe to these services and follow the guidelines and laws applicable to that state including the marking of their facilities within 48 hours of receipt of request. The Owner will also take action to insure excavator is aware and protect the facility during the excavation as required.

1.3 PLANT RELOCATION REQUESTS

Plant relocation requests will be submitted to the manager of field operations to be reviewed for applicable resolution. Requests should be responded to within 10 business days and scheduled as required taking into consideration the scope of work and the urgency of the activity.

2

EXHIBIT F CONT’D

ATTACHMENT I

FIBER OPTIC OUTSIDE PLANT INSPECTION REPORT

DATE	OF REPORT:

PERSON	REPORTING:

TYPE	OF ACTIVITY (YEARLY/VISUAL INSPECT/ROUTINE RIDEOUT) AREA INSPECTED:

CONSTRUCTION	ACTIVITIES POSING THREAT TO OSP (YES/NO)

IF YES, RECORD EXACT LOCATION, NAME OF CONTRACTOR AND/OR UTILITY COMPANY AND SCOPE OF WORK.

PLANT CONDITION	SAT.	UNSAT.	N/A

1. Cable (Visual Inspection)

2. Grounding

3. Risers

4. Pedestals

5. Splice Closures

6. Clearance

7. Lashing Wire

8. Tree Trimming

9. Route Markers & Signs

10. Other

REMARKS,	EXPLANATION OF UNSATISFACTORY CONDITIONS REQUIRING FOLLOW UP:

CORRECTIVE	ACTIONS TAKEN/DATE:

3

EXHIBIT F CONT’D

ATTACHMENT II

FIBER OPTIC CABLE LOCATE AND CONSTRUCTION LOG

DATE REQUEST RECEIVED:

TIME:

REQUESTED	BY:

PHONE:

NAME OF FIRM:

PHONE:

LOCATION	IN QUESTION:

EXCAVATION EXPECTED(Y/N)

IF YES, DATE/TIME:

TYPE OF ACTIVITY:

NAME OF CONTRACTOR:

CONTACT NAME:

TIME	ARRIVED AT JOB SITE: DEPARTURE JOB SITE:

REMARKS:

4

EXHIBIT F CONT’D

ATTACHMENT III

FIBER OPTIC OUTSIDE PLANT RELOCATION REQUEST

DATE:

REQUESTING	PARTY:

OPS LOCATION:

SCOPE/DESCRIPTION OF WORK:

REQUESTING PARTIES COMPLETION DEADLINE:

BILLABLE	(Circle one)	NON-BILLABLE

COMMENTS:

5